SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  JULY 7, 2004

COMMISSION FILE NO.   000-49698

AERO MARINE ENGINE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA (State or Other Jurisdiction of Incorporation or Organization)	98-035307 (IRS Employer Identification No.)

ONE WORLD TRADE CENTER
121 S.W. SALMON STREET
SUITE 1100
PORTLAND, OREGON 97204
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 471-1348
(ISSUER TELEPHONE NUMBER)

199 TRADE ZONE DRIVE, RONKONKOMA, NEW YORK 11779
(FORMER ADDRESS)

Item 5.            OTHER EVENTS.

Effective July 7, 2004 Manhattan Transfer Registrar Company was terminated as the registrar and transfer agent of the Registrant.

Effective July 7, 2004, Intercontinental Registrar & Transfer Agency, Inc., located at 900 Buchanan Boulevard, Suite 1, Boulder City, Nevada 89005, telephone number (702) 293-6717, was appointed as the new registrar and transfer agent of the Registrant.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            AERO MARINE ENGINE, INC.

July 20, 2004                                       /s/ Benjamin Langford
                                                                Benjamin Langford, President and Director